Exhibit 10.35

2nd Half 2007 Executive Bonus Program

Introduction

With the recent reorganization and focus on our 3 lines of business, we have modified our bonus plans for the 2nd half of 2007 to align better with each business and provide the increased opportunity for a bonus payout in 2007.

Goals of the Plan

The goals of the 2007 H2 revised Management Bonus Program are:

•                  To recognize executive contributions in the achievement of organizational financial targets and the achievement of  established Success Factors

Plan Design

For the second half bonus plan, we will measure our achievements quarterly by organization.

For Q3, the Executive plan is based on revised second half 2007 Business Unit financial goals or, for the Corporate executives, Company Financial Goals. For Q4, the Executive plan is based on Q4 financial metrics by Business Unit AND 2H Success Factors for each unit.

Q3 Financial Metrics by Business Unit
Business Unit	Metric	Goal
Communications Platforms	Contribution Margin Target	$5.5M
Mobile Applications	Contribution Margin Target	$(1.8M	)
Network Infrastructure	Contribution Margin Target	$(400)

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Q4 Financial & Success Metrics by Business Unit
Business Unit	Financial Metric			Success Factor Metric
Communications Platforms	Contribution Margin Target	$5.2M		6 Major New Design Wins
Mobile Applications	Contribution Margin Target	$(2.1M	)	Deliver & launch Virgin Mobile Grow Subscribers — passed to 220M active to 10M Book additional managed service deals
Corporate Functions	Company Financials			Oprationalize Revenue Share & Revenue Recog Employee Ease of Use Operational Execution Rebrand Public Website

Plan Funding and Payouts

The plan is funded to pay out up to 25% of the 2007 Bonus Target.

2nd half ‘07 bonus payments are payable at the end of each quarter once company financials have been released.

One-third of the H2 payout will be available after the end of Q3 while the remaining two-thirds will be available at the end of Q4 based upon results.

*** NMS Communications Confidential ***